Exhibit (16)
POWER OF ATTORNEY
E.G. Purcell, III, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and Melissa S. Gainor, each individually, his true and lawful attorneys and agents, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the initial filing of any Registration Statement on Form N-14 by the Trust, relating to the proposed consolidation of BB&T Mid Cap Growth Fund with and into BB&T Mid Cap Value Fund, each, a series of the Trust, and the proposed consolidation of BB&T Small Cap Fund with and into Sterling Capital Small Cap Value Fund, each, a series of the Trust, and any and all amendments (including post-effective amendments) to said Registration Statement, pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such initial filings and amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Date: November 19, 2009	/s/ E.G. Purcell, III
E.G. Purcell, III

POWER OF ATTORNEY
Laura C. Bingham, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and Melissa S. Gainor, each individually, her true and lawful attorneys and agents, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the initial filing of any Registration Statement on Form N-14 by the Trust, relating to the proposed consolidation of BB&T Mid Cap Growth Fund with and into BB&T Mid Cap Value Fund, each, a series of the Trust, and the proposed consolidation of BB&T Small Cap Fund with and into Sterling Capital Small Cap Value Fund, each, a series of the Trust, and any and all amendments (including post-effective amendments) to said Registration Statement, pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such initial filings and amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Date: November 19, 2009	/s/ Laura C. Bingham
Laura C. Bingham

POWER OF ATTORNEY
Thomas W. Lambeth, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and Melissa S. Gainor, each individually, his true and lawful attorneys and agents, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the initial filing of any Registration Statement on Form N-14 by the Trust, relating to the proposed consolidation of BB&T Mid Cap Growth Fund with and into BB&T Mid Cap Value Fund, each, a series of the Trust, and the proposed consolidation of BB&T Small Cap Fund with and into Sterling Capital Small Cap Value Fund, each, a series of the Trust, and any and all amendments (including post-effective amendments) to said Registration Statement, pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such initial filings and amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Date: November 19, 2009	/s/ Thomas W. Lambeth
Thomas W. Lambeth

POWER OF ATTORNEY
Andrew J. McNally, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and Melissa S. Gainor, each individually, his true and lawful attorneys and agents, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the initial filing of any Registration Statement on Form N-14 by the Trust, relating to the proposed consolidation of BB&T Mid Cap Growth Fund with and into BB&T Mid Cap Value Fund, each, a series of the Trust, and the proposed consolidation of BB&T Small Cap Fund with and into Sterling Capital Small Cap Value Fund, each, a series of the Trust, and any and all amendments (including post-effective amendments) to said Registration Statement, pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such initial filings and amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Date: November 19, 2009	/s/ Andrew J. McNally
Andrew J. McNally

POWER OF ATTORNEY
Drew T. Kagan, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and Melissa S. Gainor, each individually, his true and lawful attorneys and agents, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the initial filing of any Registration Statement on Form N-14 by the Trust, relating to the proposed consolidation of BB&T Mid Cap Growth Fund with and into BB&T Mid Cap Value Fund, each, a series of the Trust, and the proposed consolidation of BB&T Small Cap Fund with and into Sterling Capital Small Cap Value Fund, each, a series of the Trust, and any and all amendments (including post-effective amendments) to said Registration Statement, pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such initial filings and amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Date: November 19, 2009	/s/ Drew T. Kagan
Drew T. Kagan

POWER OF ATTORNEY
Douglas R. Van Scoy, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and Melissa S. Gainor, each individually, his true and lawful attorneys and agents, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the initial filing of any Registration Statement on Form N-14 by the Trust, relating to the proposed consolidation of BB&T Mid Cap Growth Fund with and into BB&T Mid Cap Value Fund, each, a series of the Trust, and the proposed consolidation of BB&T Small Cap Fund with and into Sterling Capital Small Cap Value Fund, each, a series of the Trust, and any and all amendments (including post-effective amendments) to said Registration Statement, pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such initial filings and amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Date: November 19, 2009	/s/ Douglas R. Van Scoy
Douglas R. Van Scoy

POWER OF ATTORNEY
James L. Roberts, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and Melissa S. Gainor, each individually, his true and lawful attorneys and agents, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the initial filing of any Registration Statement on Form N-14 by the Trust, relating to the proposed consolidation of BB&T Mid Cap Growth Fund with and into BB&T Mid Cap Value Fund, each, a series of the Trust, and the proposed consolidation of BB&T Small Cap Fund with and into Sterling Capital Small Cap Value Fund, each, a series of the Trust, and any and all amendments (including post-effective amendments) to said Registration Statement, pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such initial filings and amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Date: November 19, 2009	/s/ James L. Roberts
James L. Roberts

POWER OF ATTORNEY
R. Lee Youngblood, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and Melissa S. Gainor, each individually, his true and lawful attorneys and agents, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the initial filing of any Registration Statement on Form N-14 by the Trust, relating to the proposed consolidation of BB&T Mid Cap Growth Fund with and into BB&T Mid Cap Value Fund, each, a series of the Trust, and the proposed consolidation of BB&T Small Cap Fund with and into Sterling Capital Small Cap Value Fund, each, a series of the Trust, and any and all amendments (including post-effective amendments) to said Registration Statement, pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such initial filings and amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Date: November 19, 2009	/s/ R. Lee Youngblood
R. Lee Youngblood